WILDERMUTH ENDOWMENT STRATEGY FUND

Dealer Agreement (Class A Shares)

Ladies and Gentlemen:

SQN Securities, LLC, as distributor (the “Distributor”), has entered into a distribution agreement (the “Distribution Agreement”), as amended or supplemented from time to time, between ourselves and the Wildermuth Endowment Strategy Fund, a closed-end management investment company that is operated as an interval fund (the “Fund”). Pursuant to the Distribution Agreement, the Distributor acts as exclusive distributor of Class A shares of beneficial interest (the “Class A Shares”), of the Fund.

Pursuant to the Distribution Agreement, we have been authorized to make arrangements for securities dealers that can make the representation set forth in Section 6(f) of this Agreement to solicit from the public, orders to purchase the Class A Shares of the Fund. You are hereby invited to become one of such securities dealers (each such securities dealer, an “Authorized Dealer”). This will confirm our mutual agreement as to the terms and conditions applicable to your participation as an Authorized Dealer, such agreement to be effective on your confirmation hereof. This Dealer Agreement shall herein be referred to as the “Agreement.”

You understand that (a) we may, at any time at our option, act as an Authorized Dealer; (b) except as we may otherwise agree with you, we may enter into agreements (which may or may not be the same as this Agreement) with other securities dealers (including bank-affiliated securities dealers); (c) the Fund or we may modify, suspend, terminate or withdraw entirely the offering of Class A Shares of the Fund at any time without notice to you and without incurring any liability or obligation to you; (d) the Fund or we may, upon notice, change the public offering price, sales charge (if any), or dealer allowance (if any) applicable to the Fund; and (e) we shall be under no liability to you except for lack of good faith and for obligations expressly assumed by us herein.

 1. Role of Authorized Dealers; Sale of Class A Shares.

(a) As an Authorized Dealer, you shall have no obligation to purchase or sell or to solicit the purchase or sale of Class A Shares of the Fund. We shall not be responsible for determining the suitability for any customer of investment in the Class A Shares. You shall comply with the procedures relating to the purchase of Class A Shares of the Fund as set forth in the prospectus relating to the Class A Shares of the Fund (the “Prospectus”) and the statement of additional information relating to the Class A Shares of the Fund (the “SAI”), each as most recently amended or supplemented and provided to you. In addition, as the Fund is an “interval fund” that makes periodic offers to repurchase Class A Shares from shareholders (a “Repurchase Offer”) pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), you shall comply with the procedures for such Repurchase Offers as set forth in the Prospectus, SAI or any notification from us or the Fund relating to a Repurchase Offer (“Repurchase Offer Notice”). The procedure relating to the handling of orders shall be subject to such further instructions as we or the Fund shall forward to you in writing from time to time.

(b) All orders for the purchase of Class A Shares of the Fund shall be executed at the then applicable public offering price and subject to the minimum investment amount set forth in the Prospectus for the Fund, subject to any waivers or reductions of the initial sales charge, if any, that may apply to (the “Sales Charge”) or dealer allowances (the “Dealer Allowances”) as described in the Prospectus, as amended from time to time; and all repurchases of Class A Shares by the Fund shall be executed at the net asset value per Class A Share less any applicable deferred Sales Charge, redemption fee or early withdrawal charge as described in the Prospectus for the Fund at the time of the initial sale of such Class A Shares. Any amendment to the Prospectus which affects the Sales Charge, Dealer Allowance, waivers or discounts shall not affect the Sales Charge, Dealer Allowance, discounts or waivers with respect to sales on which orders have been accepted by us prior to the date of notice of such amendment. Your placement of an order for Class A Shares of the Fund after the date of any notice of such amendment and your receipt of such shall conclusively evidence your agreement to be bound thereby. You also acknowledge that the amounts charged to the public for Class A Shares of the Fund may include such transaction fees (“Transaction Fees”) as may be described in the Prospectus and SAI. The Distributor shall make a reasonable effort to notify you of any redetermination or suspension of the public offering price, but the Distributor shall be under no liability for failure to do so. Reduced Sales Charges may also be available as a result of a cumulative discount or pursuant to a statement of intent as set forth in the Prospectus. You agree to advise us as soon as reasonably practicable as to the amounts of any sales made by you to the public qualifying for reduced Sales Charges.

(c) You agree to buy Class A Shares of the Fund for purchase by your customers only through us and not from any other sources and to tender Class A Shares of the Fund for repurchase only to us, as the Fund’s redemption agent or to the Fund itself and not to any other purchasers. (You understand that we shall have no obligation to sell Class A Shares of the Fund to you at such times as we are not acting as distributor for the Fund). You agree to purchase Class A Shares of the Fund from us only to cover purchase orders already received from your customers, or for your own bona fide investment. You will not withhold placing with us orders received from your customers solely so as to directly profit yourself by taking advantage of such withholding.

All orders for Class A Shares of the Fund are subject to acceptance or rejection by the Distributor or the Fund in the sole discretion of either. No conditional orders will be accepted.

(d) In purchasing Class A Shares of the Fund through us, you shall rely solely on the representations contained in the Prospectus and SAI relating to the Fund, as most recently amended, and in the registration statement on Form N-2 relating to the Class A Shares, including all exhibits, as of the effective date of the most recent post-effective amendment thereto (the “Registration Statement”). You will not furnish to any person any information relating to the Class A Shares of the Fund, the Fund or us that is inconsistent with information contained in the Prospectus, SAI and Registration Statement, or any printed information issued by the Fund or us as information supplemental to the Prospectus and SAI; and you will not publish or use any other advertising or sales material relating to the Fund or us without our prior written consent (but, notwithstanding such consent, you shall remain solely responsible for any advertising or sales material you prepare). You agree to indemnify and hold us harmless against any liabilities (including costs of investigation and defense) to which we may become subject in respect of any such information, advertising or sales material that is furnished to any person, published or used without our prior written consent. We agree to indemnify and hold you harmless from any material omission or misrepresentation in the Prospectus, SAI, or any other documents we provide to you.

(e) In all sales of Class A Shares of the Fund to the public, you shall act as dealer for your own account, whether as agent or principal. In connection with the transmission of purchase, tender for repurchase, redemption, exchange, and/or transfer requests placed by customers, you are authorized to receive such orders from customers on the Fund’s behalf and will follow the procedures as agreed between the parties from time to time. All services provided by the Authorized Dealer will be provided by the Authorized Dealer either as an independent contractor or as agent for its customers and not as agent for the Fund, the Distributor or any of their affiliates. You agree that neither the Distributor nor the Fund nor any of their agents shall have any responsibility or liability to review any purchase, tender for repurchase, redemption, exchange, and/or transfer request which is presented by the Authorized Dealer (A) to determine whether such request is genuine or authorized by the customer of the Authorized Dealer; or (B) to determine the suitability of the Fund for such customer. The Distributor, the Fund and their agents shall be entitled to rely conclusively on any purchase, tender for repurchase, redemption, exchange, and/or transfer request communicated to any of them by the Authorized Dealer, and shall have no liability whatsoever for any losses, claims or damages to or against the Authorized Dealer or any customer resulting from a failure of the Authorized Dealer to transmit any such request, or from any errors contained in any request, except if such losses, claims, or damages are caused by our negligence or intentional misconduct. Any such failure or error shall be the responsibility of the Authorized Dealer. The Distributor and the Authorized Dealer agree that the procedures for the purchase, tender for repurchase, redemption, exchange, and/or transfer of Class A Shares, including all relevant time and notification requirements, specified in the then-effective Prospectus, Repurchase Offer Notice or as communicated to the Authorized Dealer by the Fund or the Distributor, shall govern the purchase, tender for repurchase, redemption, exchange, and/or transfer of Class A Shares for the accounts of the Authorized Dealer’s customers.

(f) You agree that we shall have full authority to act upon your express instructions to repurchase or exchange Class A Shares of the Fund on behalf of your customers under the terms and conditions provided in the Prospectus and the SAI for the Fund. You agree to indemnify and hold us harmless against any liabilities (including costs of investigation and defense) to which we may become subject as a result of any action taken with respect to repurchases or exchanges upon your express instructions except if as a result of our negligence or intentional misconduct.

(g) You acknowledge and understand that Class A Shares of the Fund will not be listed for trading on any national securities exchange and though the Fund intends to make periodic repurchases of a portion of Class A Shares, the Class A Shares are not fully liquid and are not readily marketable. ANY REPRESENTATION AS TO A REPURCHASE OFFER OR A TENDER OFFER BY THE FUND, OTHER THAN THAT WHICH IS SET FORTH IN ITS THEN CURRENT PROSPECTUS OR THE REPURCHASE OFFER NOTICE, IS EXPRESSLY PROHIBITED.

(h) The names and addresses and other information concerning your customers are and shall remain your sole property and shall be treated by us as confidential at all times, and neither we nor our affiliates shall use such names, addresses or other information for any purpose except in connection with the performance of our duties and responsibilities hereunder and except for servicing and informational mailings relating to the Fund. Notwithstanding the foregoing, this paragraph 1(h) shall not prohibit us or any of our affiliates from utilizing for any purpose the names, addresses or other information concerning any of your customers if such names, addresses or other information are obtained in any manner other than from you. The provisions of this paragraph 1(h) shall survive the termination of this Agreement.

 2. Orders and Payment for Class A Shares.

(a) Upon receipt from you of any order to purchase Class A Shares of the Fund and, if a new account, an account information form, we shall confirm receipt of such order to you in writing or by wire to be followed by a confirmation in writing. Additional instructions may be forwarded to you from time to time.

Payment for Class A Shares ordered from us, in the amount of the then-current public offering price of Class A Shares of the Fund as determined in accordance with the terms of the Prospectus, shall be made in federal funds or by check or bank wire in United States Dollars.

(b) If payment is not received after the execution of any order by or through you, the Distributor reserves the right, without notice, to cancel the sale.

 3. Compensation.

(a)(i) When you sell Class A Shares of the Fund, you will be entitled to receive that portion of the Sales Charge, if any, and any other compensation, that may apply to the Fund and that is allocated to Authorized Dealers as set forth in the Prospectus or in any notice in writing from us, in connection with purchases of such Class A Shares effected to or through you. You acknowledge that the Prospectus or writing may set forth a description of waivers or reductions of the Sales Charge in certain cases and you hereby agree to inform us if any such waiver or reduction is applicable to your knowledge to an order placed through you and waive such portion of the Sales Charge otherwise allocable to you. We will remit or cause to be remitted to you or to an account you shall designate, that portion of the Sales Charge, if any, to which you are entitled and not yet paid to you, after deduction of the portion allocated to us. With respect to Class A Shares subject to any deferred sales charge or early withdrawal fee, you shall be entitled at the time of sales of such Class A Shares to compensation specified in the Prospectus or in any notice in writing from us but shall not be entitled to any portion of the Sales Charge paid at the time of redemption or repurchase of such Class A Shares. You shall not be entitled to any portion of a Sales Charge or other compensation until payment for the Class A Shares has been received as contemplated by Section 2.

 (ii) We will pay to you a portion (determined based on the net assets of the Fund attributable to Class A Shares owned by your customers), to be agreed between us in writing from time to time (such writing shall become an addendum to this Agreement), of the fees payable to us pursuant to a Distribution Plan adopted by the Fund. Such fees may be paid for distribution services, which include, but are not limited to, assistance in the offering and sale of Class A Shares of the Fund and in other aspects of the marketing of the Class A Shares to clients or prospective clients of Authorized Dealer, including any advertising or marketing services provided by or arranged by Distributor with respect to the Class A Shares of the Fund.

In determining the amount payable to you, we reserve the right to exclude any sales which we reasonably determine are not made in accordance with the terms of the Fund’s Prospectus and the provisions of this Agreement.

(b) Notwithstanding the provisions of paragraph (a), if any Class A Shares sold to you under the terms of this Agreement are tendered for redemption or repurchase within seven business days after the date of our confirmation of the original purchase by you, it is agreed that you shall forfeit your right to any compensation with respect to such Class A Shares. We shall notify you of any such redemption or repurchase within ten business days from the date on which the request for redemption or repurchase is delivered to us or to the Fund, and you shall refund to us any undisputed compensation allowed or paid in connection with such sale as soon as reasonably practicable.

(c) The following table shows the amount of the front-end sales load that is re-allowed to dealers as a percentage of the offering price of Class A Shares of the Fund under the terms of the current Prospectus.

Amount of Purchase	Sales Load as % of Public Offering Price	Sales Charge as a % of Net Asset Value	Dealer Reallowance as % of Public Offering Price
Under $25,000	6.0%	6.38%	5.75%
$25,000 to $49,999	5.0%	5.26%	4.75%
$50,000 to $99,999	4.0%	4.17%	3.75%
$100,000 to $249,999	3.0%	3.09%	2.75%
$250,000 to $499,999	2.0%	2.04%	1.75%
$500,000 to $999,999	1.0%	1.01%	0.75%
$1,000,000 and above	0.50%	0.51%	0.50%

 4. Blue Sky and Other Qualifications.

(a) We shall inform you as to the jurisdictions in which the Class A Shares of the Fund thereof have been qualified for offer or sale or are exempt under the securities or Blue Sky laws of such jurisdictions, but we shall not be responsible for qualifying the Fund or the Class A Shares of the Fund for sale in any jurisdiction or for the issuance, form, validity, enforceability or value of Class A Shares of the Fund; and we assume no obligation or responsibility as to your right to offer or sell Class A Shares of the Fund in any jurisdiction. You shall be responsible for your qualification, if necessary, required under the securities or Blue Sky laws of any jurisdictions relating to your ability to lawfully act as an Authorized Dealer (collectively, “Broker-Dealer Qualification Laws”) in which you sell Class A Shares. You will indemnify and hold us harmless against any liabilities (including costs of investigation and defense) to which we may become subject insofar as such liabilities arise out of or are based upon any violation of any Broker-Dealer Qualification Law.

 (b) Each order that you submit to us for the purchase of Class A Shares of the Fund shall identify the state or states of residence of the customers who will be the beneficial owners of such Class A Shares. If the sale of Class A Shares of the Fund to customers in a particular state would cause the total number of Class A Shares of the Fund sold in such state to exceed the number of Class A Shares of the Fund that had been registered in such state, we will have no obligation to sell such Class A Shares to you or to your customer. You will indemnify and hold us harmless against any liabilities (including costs of investigation and defense) to which we may become subject as a result of any misrepresentation by you as to the state of residence of customers for whom you purchase Class A Shares.

 5. Anti-Money Laundering. You and your agents are required either by law, regulation or order, or as a matter of good practice, to operate policies and procedures for the purpose of guarding against money laundering activities. In addition, you hereby agree that you will fully comply with all applicable anti-money laundering laws, regulations and orders, as now or hereafter in force. You represent and warrant that Selling Firm has adopted and implemented an anti-money laundering program to verify: (i) the identity of its clients; (ii) the identity of the beneficial owners of the Class A Shares; and (iii) the sources of funds used to purchase the Class A Shares. You agree to execute and deliver to us an attestation form, at least annually, whereby you will attest that Selling Dealer is in full compliance with all applicable laws, rules and regulations in the form attached as Exhibit A.

 6. Representations, Warranties and Undertakings. You represent and warrant to and undertake that:

(a) You are a corporation, partnership or other entity duly organized and validly existing in good standing under the laws of the jurisdiction in which you are organized, and are qualified to act as a broker-dealer in the states or other jurisdictions in which you transact business.

(b) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all necessary action and all other authorizations and approvals (if any) required for your lawful execution and delivery of this Agreement and your performance hereunder have been obtained.

(c) Upon execution and delivery by you, and assuming due and valid execution by us, this Agreement will constitute a valid and binding agreement, enforceable against you in accordance with its terms.

(d) You are familiar with Rule 15c2-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), Section 4(3) of the Securities Act of 1933 (the “Securities Act”) and Section 24(d) of the Investment Company Act relating to the distribution and delivery of preliminary and final prospectuses and agree that you will comply therewith if applicable to you and that you will deliver a prospectus and any supplements to all customers for whom you accept an order for purchase of Class A Shares provided we have previously provided you with such prospectus and supplements. You agree to deliver to any purchaser whose Class A Shares you are holding as record holder any prospectus supplements, copies of the annual and interim reports and proxy solicitation or other materials relating to the Class A Shares as soon as reasonably practicable, provided we have previously provided you with such items. In connection with a repurchase offer for Class A Shares of the Fund, you agree to deliver or cause to be delivered to each person to whom any such offer is made, a copy of the Repurchase Offer Notice as soon as reasonably practicable provided we have provided you with such Notice. Additional copies of the Prospectus, SAI, annual or interim reports, proxy solicitation materials and Repurchase Offer Notice of the Fund will be supplied to you as you reasonably request. You further agree to transmit repurchase requests from your customers to the Fund or its transfer agent or other designee.

Upon your receipt from a customer of an order for the purchase of Class A Shares of the Fund, you shall send to the customer a written confirmation of the transaction that satisfies the requirements of Rule 10b-10 under the Exchange Act. In addition, upon our receipt of payment for Class A Shares of the Fund ordered from us through or by you, we shall send to the customer a written confirmation of such transaction; provided, however, that we shall not send such confirmation to the customer in such cases where you are the record owner of such Class A Shares or where we have agreed with you that we shall not send such confirmation to the customer.

(e) You will obtain from each customer to whom you sell Class A Shares of the Fund any taxpayer identification number certification required under the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder.

(f) You are a member in good standing of the Financial Industry Regulatory Authority (the “FINRA”), and in making sales to comply with the provisions of Sections 2730, IM-2730, 2740, IM-2740, 2750 and IM-2750 of the Conduct Rules of the National Association of Securities Dealers, Inc.

(g) You agree that you will maintain the registrations, qualifications and memberships referred to in paragraphs (a) and (f) in good standing and in full force and effect throughout the term of this Agreement if required by applicable law.

(h) You undertake to comply with respect to your offering of Class A Shares of the Fund to the public pursuant to this Agreement with all applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations thereunder and with the applicable rules of FINRA, and you will indemnify and hold us harmless against any liabilities (including costs of investigation and defense) to which we become subject in respect of your breach of this Section 6 unless it is as a result of our negligence or willful misconduct.

 7. Termination. Either party to this Agreement may cancel this Agreement at any time by 10 days’ prior written notice to the other party. Such cancellation shall be effective upon receipt of such notice. In addition, this Agreement shall terminate automatically upon its attempted assignment, except in the event of the merger or sale of all or substantially all of Authorized Dealer’s assets, or upon: (i) the happening of any event that terminates the Fund’s Distribution Agreement with us; (ii) termination or suspension of Authorized Dealer’s registration with the SEC; (iii) termination or suspension of Authorized Dealer’s membership with FINRA; or (iv) termination or suspension of Authorized Dealer’s license to do business by any state or other jurisdiction. You agree to notify us promptly in writing of any such action or event.

 8. Representations to Survive. The agreements, representations, warranties and other statements set forth in or made pursuant to this Agreement will remain in full force and effect, to the extent permitted by applicable law, regardless of any investigation made by or on behalf of us or any Authorized Dealer. The provisions of Sections 1(d), 1(f), 1(g), 2(b), 3(a)(i)-(ii), 3(b), 4, 5, 6 and 8 of this Agreement shall survive the offer and sale of the Class A Shares of the Fund, to the extent permitted by applicable law, and the termination or cancellation of this Agreement.

 9. No Association or Agency. Nothing herein contained shall be considered to establish an exclusive arrangement or constitute us partners with you or with any other Authorized Dealer. We and you hereby elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Code and agree not to take any position inconsistent with that election.

Except as provided in Section 1(e), neither party hereto shall be, act as, or represent itself as, the agent or representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of, or on behalf of, the other party. This Agreement is not intended to, and shall not, create any rights against either party hereto by any third party solely on account of this Agreement. Neither party hereto shall use the name of the other party in any manner without the other party’s prior written consent, except as required by any applicable federal or state law, rule or regulation, and except pursuant to any promotional programs mutually agreed upon in writing by the parties hereto.

 10. Notices. Notices hereunder shall be deemed to have been duly given if delivered by hand, email or facsimile (a) if to you, at your address, email or facsimile number set forth below and (b) if to us, to SQN Securities, LLC, 100 Wall Street, 28th floor, New York, NY 10005, Attention: Legal Department, email: legal@sqnsecurities.com or, in each case, such other address as may be notified to the other party.

 11. Amendments. We may modify this Agreement at any time by written agreement with you. The first order placed by you subsequent to your receipt of such notice shall be deemed acceptance by you of the modification described in such notice.

 12. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws.

 13. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or any breach thereof, shall be settled by arbitration in accordance with the Rules of FINRA. Such arbitration shall be commenced within one year after the cause of action forming the basis of the controversy or claim accrued. The arbitration shall be conducted before three arbitrators, all of whom shall be from the securities industry. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

 14. Important Information. In accordance with government regulations, financial institutions are required to obtain, verify, and record information that identifies each person or entity that opens an account. When the Authorized Dealer opens an account, the Fund will ask for your name, address, identification number and other information that will allow us to identify the customer. The Fund may also ask to see government-issued identifying documents.

Please confirm your agreement by signing and returning to us the two enclosed duplicate copies of this Agreement. Upon our acceptance hereof, the Agreement shall constitute a valid and binding contract between us. After our acceptance, we will deliver to you one fully executed copy of this Agreement. 15. No Lien or Security Interest. Distributor and Authorized Dealer understand that funds held in the name of Authorized Dealer are held by Authorized Dealer for the exclusive benefit of customers. Notwithstanding any provision herein to the contrary, Distributor agrees that no funds or assets received from or held by Authorized Dealer shall be subject to any right to set off, charge, security interest, lien, or claim of any kind in favor of Distributor, Company, or any Fund or any person claiming through them. No charges or debts Distributor may claim from Authorized Dealer may be paid from such customer funds.

Very truly yours,

SQN Securities, LLC

By:
Name:
Title:

Agreed and Acknowledged:

[DEALER]

By:
Name:
Title:
Date:

Address:

Fax:

Email:

EXHIBIT A

SELLING DEALER:

ANNUAL CERTIFICATION

 For Bank Secrecy Act/Anti-Money Laundering and Office of Foreign Asset Control

In compliance with the requirements of the Bank Secrecy Act, the USA PATRIOT Act of 2001 and applicable state law regarding anti-money laundering (collectively, the “AML Acts”), Selling Dealer attests and affirms that it has adopted an anti-money laundering policy and maintains an anti-money laundering program designed to verify: (i) the identity of its clients; (ii) the beneficial owners of its clients’ investments; and (iii) the sources of funds used by its clients for investment in securities.

The undersigned hereby certifies that the Selling Dealer’s Anti-Money Laundering Program is regularly reviewed and is compliant with the requirements of the AML Acts.

The most recent AML review was:

Completed on		; and

Performed by:	Name:

Title:

Company:

By signing below, the undersigned hereby certifies that, to the best of their knowledge, the above statements are true, accurate and complete.

Date:

By:

Name:

Title:	Chief Compliance Officer

WILDERMUTH ENDOWMENT STRATEGY FUND

Dealer Agreement (Class C Shares)

Ladies and Gentlemen:

 SQN Securities, LLC, as distributor (the “Distributor”), has entered into a distribution agreement (the “Distribution Agreement”), as amended or supplemented from time to time, between ourselves and the Wildermuth Endowment Strategy Fund, a closed-end management investment company that is operated as an interval fund (the “Fund”). Pursuant to the Distribution Agreement, the Distributor acts as exclusive distributor of Class C shares of beneficial interest (the “Class C Shares”) of the Fund.

 Pursuant to the Distribution Agreement, we have been authorized to make arrangements for securities dealers that can make the representation set forth in Section 6(f) of this Agreement to solicit from the public orders to purchase the Class C Shares of the Fund. You are hereby invited to become one of such securities dealers (each such securities dealer, an “Authorized Dealer”). This will confirm our mutual agreement as to the terms and conditions applicable to your participation as an Authorized Dealer, such agreement to be effective on your confirmation hereof. This Dealer Agreement shall herein be referred to as the “Agreement.”

 You understand that (a) we may, at any time at our option, act as an Authorized Dealer; (b) except as we may otherwise agree with you, we may enter into agreements (which may or may not be the same as this Agreement) with other securities dealers (including bank-affiliated securities dealers); (c) the Fund or we may modify, suspend, terminate or withdraw entirely the offering of Class C Shares of the Fund at any time without notice to you and without incurring any liability or obligation to you; (d) the Fund or we may, upon notice, change the public offering price, commission (if any), applicable to the Fund; and (e) we shall be under no liability to you except for lack of good faith and for obligations expressly assumed by us herein.

 1. Role of Authorized Dealers; Sale of Class C Shares.

(a) As an Authorized Dealer, you shall have no obligation to purchase or sell or to solicit the purchase or sale of Class C Shares of the Fund. We shall not be responsible for determining the suitability for any customer of investment in the Class C Shares. You shall comply with the procedures relating to the purchase of Class C Shares of the Fund as set forth in the prospectus relating to the Class C Shares of the Fund (the “Prospectus”) and the statement of additional information relating to the Class C Shares of the Fund (the “SAI”), each as most recently amended or supplemented and provided to you. In addition, as the Fund is an “interval fund” that makes periodic offers to repurchase Class C Shares from shareholders (a “Repurchase Offer”) pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), you shall comply with the procedures for such Repurchase Offers as set forth in the Prospectus, SAI or any notification from us or the Fund relating to a Repurchase Offer (“Repurchase Offer Notice”). The procedure relating to the handling of orders shall be subject to such further instructions as we or the Fund shall forward to you in writing from time to time.

(b) All orders for the purchase of Class C Shares of the Fund shall be executed at the then applicable public offering price and subject to the minimum investment amount set forth in the Prospectus for the Fund, as amended from time to time; and all repurchases of Class C Shares by the Fund shall be executed at the net asset value per Share less any applicable Contingent Deferred Sales Charge (the “CDSC”), redemption fee or early withdrawal charge as described in the Prospectus for the Fund at the time of the initial sale of such Class C Shares. Any amendment to the Prospectus which affects the Commission (as defined herein), waivers or discounts shall not affect the Commission, discounts or waivers with respect to sales on which orders have been accepted by us prior to the date of notice of such amendment. Your placement of an order for Class C Shares of the Fund after the date of any notice of such amendment and your receipt of such shall conclusively evidence your agreement to be bound thereby. You also acknowledge that the amounts charged to the public for Class C Shares of the Fund may include such transaction fees (“Transaction Fees”) as may be described in the Prospectus and SAI. The Distributor shall make a reasonable effort to notify you of any redetermination or suspension of the public offering price, but the Distributor shall be under no liability for failure to do so.

(c) You agree to buy Class C Shares of the Fund for purchase by your customers only through us and not from any other sources and to tender Class C Shares of the Fund for repurchase only to us, as the Fund’s redemption agent or to the Fund itself and not to any other purchasers. (You understand that we shall have no obligation to sell Class C Shares of the Fund to you at such times as we are not acting as distributor for the Fund). You agree to purchase Class C Shares of the Fund from us only to cover purchase orders already received from your customers, or for your own bona fide investment. You will not withhold placing with us orders received from your customers solely so as to directly profit yourself by taking advantage of such withholding.

All orders for Class C Shares of the Fund are subject to acceptance or rejection by the Distributor or the Fund in the sole discretion of either. No conditional orders will be accepted.

(d) In purchasing Class C Shares of the Fund through us, you shall rely solely on the representations contained in the Prospectus and SAI relating to the Fund, as most recently amended, and in the registration statement on Form N-2 relating to the Class C Shares, including all exhibits, as of the effective date of the most recent post-effective amendment thereto (the “Registration Statement”). You will not furnish to any person any information relating to the Class C Shares of the Fund, the Fund or us that is inconsistent with information contained in the Prospectus, SAI and Registration Statement, or any printed information issued by the Fund or us as information supplemental to the Prospectus and SAI; and you will not publish or use any other advertising or sales material relating to the Fund or us without our prior written consent (but, notwithstanding such consent, you shall remain solely responsible for any advertising or sales material you prepare). You agree to indemnify and hold us harmless against any liabilities (including costs of investigation and defense) to which we may become subject in respect of any such information, advertising or sales material that is furnished to any person, published or used without our prior written consent. We agree to indemnify and hold you harmless from any material omission or misrepresentation in the Prospectus, SAI, or any other documents we provide to you.

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(e) In all sales of Class C Shares of the Fund to the public, you shall act as dealer for your own account, whether as agent or principal. In connection with the transmission of purchase, tender for repurchase, redemption, exchange, and/or transfer requests placed by customers, you are authorized to receive such orders from customers on the Fund’s behalf and will follow the procedures as agreed between the parties from time to time. All services provided by the Authorized Dealer will be provided by the Authorized Dealer either as an independent contractor or as agent for its customers and not as agent for the Fund, the Distributor or any of their affiliates. You agree that neither the Distributor nor the Fund nor any of their agents shall have any responsibility or liability to review any purchase, tender for repurchase, redemption, exchange, and/or transfer request which is presented by the Authorized Dealer (A) to determine whether such request is genuine or authorized by the customer of the Authorized Dealer; or (B) to determine the suitability of the Fund for such customer. The Distributor, the Fund and their agents shall be entitled to rely conclusively on any purchase, tender for repurchase, redemption, exchange, and/or transfer request communicated to any of them by the Authorized Dealer, and shall have no liability whatsoever for any losses, claims or damages to or against the Authorized Dealer or any customer resulting from a failure of the Authorized Dealer to transmit any such request, or from any errors contained in any request, except if such losses, claims, or damages are caused by our negligence or intentional misconduct. Any such failure or error shall be the responsibility of the Authorized Dealer. The Distributor and the Authorized Dealer agree that the procedures for the purchase, tender for repurchase, redemption, exchange, and/or transfer of Class C Shares, including all relevant time and notification requirements, specified in the then-effective Prospectus, Repurchase Offer Notice or as communicated to the Authorized Dealer by the Fund or the Distributor, shall govern the purchase, tender for repurchase, redemption, exchange, and/or transfer of Class C Shares for the accounts of the Authorized Dealer’s customers.

(f) You agree that we shall have full authority to act upon your express instructions to repurchase or exchange Class C Shares of the Fund on behalf of your customers under the terms and conditions provided in the Prospectus and the SAI for the Fund. You agree to indemnify and hold us harmless against any liabilities (including costs of investigation and defense) to which we may become subject as a result of any action taken with respect to repurchases or exchanges upon your express instructions except if as a result of our negligence or intentional misconduct.

(g) You acknowledge and understand that Class C Shares of the Fund will not be listed for trading on any national securities exchange and though the Fund intends to make periodic repurchases of a portion of Fund Class C Shares, the Class C Shares are not fully liquid and are not readily marketable. ANY REPRESENTATION AS TO A REPURCHASE OFFER OR A TENDER OFFER BY THE FUND, OTHER THAN THAT WHICH IS SET FORTH IN ITS THEN CURRENT PROSPECTUS OR THE REPURCHASE OFFER NOTICE, IS EXPRESSLY PROHIBITED.

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(h) The names and addresses and other information concerning your customers are and shall remain your sole property and shall be treated by us as confidential at all times, and neither we nor our affiliates shall use such names, addresses or other information for any purpose except in connection with the performance of our duties and responsibilities hereunder and except for servicing and informational mailings relating to the Fund. Notwithstanding the foregoing, this paragraph 1(h) shall not prohibit us or any of our affiliates from utilizing for any purpose the names, addresses or other information concerning any of your customers if such names, addresses or other information are obtained in any manner other than from you. The provisions of this paragraph 1(h) shall survive the termination of this Agreement.

 2. Orders and Payment for Class C Shares.

(a) Upon receipt from you of any order to purchase Class C Shares of the Fund and, if a new account, an account information form, we shall confirm receipt of such order to you in writing or by wire to be followed by a confirmation in writing. Additional instructions may be forwarded to you from time to time.

Payment for Class C Shares ordered from us, in the amount of the then-current public offering price of Class C Shares of the Fund as determined in accordance with the terms of the Prospectus, shall be made in federal funds or by check or bank wire in United States Dollars.

(b) If payment is not received after the execution of any order by or through you, the Distributor reserves the right, without notice, to cancel the sale.

 3. Compensation.

(a)(i) When you sell Class C Shares of the Fund, you will be entitled to receive a commission of up to 1.00% of the purchase price of Class C Shares (the “Commission”),which is paid to the Distributor by Wildermuth Advisory, LLC (the “Adviser”) or an affiliate of the Adviser, and any other compensation, that may apply to the Fund and that is allocated to Authorized Dealers as set forth in the Prospectus or in any notice in writing from us, which shall become an addendum this Agreement, in connection with purchases of such Class C Shares effected to or through you. We will remit or cause to be remitted to you or to an account you shall designate, that portion of the Commission, if any, to which you are entitled and not yet paid to you, after deduction of the portion allocated to us. With respect to Class C Shares subject to any CDSC or early withdrawal fee, you shall be entitled at the time of sales of such Class C Shares to compensation specified in the Prospectus or in any notice in writing from us but shall not be entitled to any portion of the Commission paid at the time of redemption or repurchase of such Class C Shares. You shall not be entitled to any portion of the Commission or other compensation until payment for the Class C Shares has been received as contemplated by Section 2.

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(ii) We will pay to you a portion (determined based on the net assets of the Fund attributable to Class C Shares owned by your customers), to be agreed between us in writing from time to time (such writing shall become an addendum to this Agreement), of the fees payable to us pursuant to a Distribution Plan and Service Plan each adopted by the Fund. Fees from the Distribution Plan may be paid for distribution services, which include, but are not limited to, assistance in the offering and sale of Class C Shares of the Fund and in other aspects of the marketing of the Class C Shares to clients or prospective clients of Authorized Dealer, including any advertising or marketing services provided by or arranged by Distributor with respect to the Class C Shares of the Fund. Fees from the Service Plan may be paid for personal and account maintenance services which include, but are not limited to, responding to inquiries of, and furnishing assistance to, shareholders regarding their ownership of Class C Shares of the Fund or their accounts or the provision of other services not otherwise provided by or on behalf of the Fund.
In determining the amount payable to you, we reserve the right to exclude any sales which we reasonably determine are not made in accordance with the terms of the Fund’s Prospectus and the provisions of this Agreement.

(b) Notwithstanding the provisions of paragraph (a), if any Class C Shares sold to you under the terms of this Agreement are tendered for redemption or repurchase within seven business days after the date of our confirmation of the original purchase by you, it is agreed that you shall forfeit your right to any compensation with respect to such Class C Shares. We shall notify you of any such redemption or repurchase within ten business days from the date on which the request for redemption or repurchase is delivered to us or to the Fund, and you shall refund to us any undisputed compensation allowed or paid in connection with such sale as soon as reasonably practicable.

 4. Blue Sky and Other Qualifications.

(a) We shall inform you as to the jurisdictions in which the Class C Shares of the Fund thereof have been qualified for offer or sale or are exempt under the securities or Blue Sky laws of such jurisdictions, but we shall not be responsible for qualifying the Fund or the Class C Shares of the Fund for sale in any jurisdiction or for the issuance, form, validity, enforceability or value of Class C Shares of the Fund; and we assume no obligation or responsibility as to your right to offer or sell Class C Shares of the Fund in any jurisdiction. You shall be responsible for your qualification, if necessary, required under the securities or Blue Sky laws of any jurisdictions relating to your ability to lawfully act as an Authorized Dealer (collectively, “Broker-Dealer Qualification Laws”) in which you sell Class C Shares. You will indemnify and hold us harmless against any liabilities (including costs of investigation and defense) to which we may become subject insofar as such liabilities arise out of or are based upon any violation of any Broker-Dealer Qualification Law.

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(b) Each order that you submit to us for the purchase of Class C Shares of the Fund shall identify the state or states of residence of the customers who will be the beneficial owners of such Class C Shares. If the sale of Class C Shares of the Fund to customers in a particular state would cause the total number of Class C Shares of the Fund sold in such state to exceed the number of Class C Shares of the Fund that had been registered in such state, we will have no obligation to sell such Class C Shares to you or to your customer. You will indemnify and hold us harmless against any liabilities (including costs of investigation and defense) to which we may become subject as a result of any misrepresentation by you as to the state of residence of customers for whom you purchase Class C Shares.

 5. Anti-Money Laundering. You and your agents are required either by law, regulation or order, or as a matter of good practice, to operate policies and procedures for the purpose of guarding against money laundering activities. In addition, you hereby agree that you will fully comply with all applicable anti-money laundering laws, regulations and orders, as now or hereafter in force. You represent and warrant that Selling Firm has adopted and implemented an anti-money laundering program to verify: (i) the identity of its clients; (ii) the identity of the beneficial owners of the Class C Shares; and (iii) the sources of funds used to purchase the Class C Shares. You agree to execute and deliver to us an attestation form, at least annually, whereby you will attest that Selling Dealer is in full compliance with all applicable laws, rules and regulations in the form attached as Exhibit A.

 6. Representations, Warranties and Undertakings. You represent and warrant to and undertake that:

(a) You are a corporation, partnership or other entity duly organized and validly existing in good standing under the laws of the jurisdiction in which you are organized, and are qualified to act as a broker-dealer in the states or other jurisdictions in which you transact business.

(b) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all necessary action and all other authorizations and approvals (if any) required for your lawful execution and delivery of this Agreement and your performance hereunder have been obtained.

(c) Upon execution and delivery by you, and assuming due and valid execution by us, this Agreement will constitute a valid and binding agreement, enforceable against you in accordance with its terms.

(d) You are familiar with Rule 15c2-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), Section 4(3) of the Securities Act of 1933 (the “Securities Act”) and Section 24(d) of the Investment Company Act relating to the distribution and delivery of preliminary and final prospectuses and agree that you will comply therewith if applicable to you and that you will deliver a prospectus and any supplements to all customers for whom you accept an order for purchase of Class C Shares provided we have previously provided you with such prospectus and supplements. You agree to deliver to any purchaser whose Class C Shares you are holding as record holder any prospectus supplements, copies of the annual and interim reports and proxy solicitation or other materials relating to the Class C Shares as soon as reasonably practicable, provided we have previously provided you with such items. In connection with a repurchase offer for Class C Shares of the Fund, you agree to deliver or cause to be delivered to each person to whom any such offer is made, a copy of the Repurchase Offer Notice as soon as reasonably practicable provided we have provided you with such Notice. Additional copies of the Prospectus, SAI, annual or interim reports, proxy solicitation materials and Repurchase Offer Notice of the Fund will be supplied to you as you reasonably request. You further agree to transmit repurchase requests from your customers to the Fund or its transfer agent or other designee.

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Upon your receipt from a customer of an order for the purchase of Class C Shares of the Fund, you shall send to the customer a written confirmation of the transaction that satisfies the requirements of Rule 10b-10 under the Exchange Act. In addition, upon our receipt of payment for Class C Shares of the Fund ordered from us through or by you, we shall send to the customer a written confirmation of such transaction; provided, however, that we shall not send such confirmation to the customer in such cases where you are the record owner of such Class C Shares or where we have agreed with you that we shall not send such confirmation to the customer.

(e) You will obtain from each customer to whom you sell Class C Shares of the Fund any taxpayer identification number certification required under the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder.

(f) You are a member in good standing of the Financial Industry Regulatory Authority (“FINRA”), and in making sales to comply with the provisions of Sections 2730, IM-2730, 2740, IM-2740, 2750 and IM-2750 of the Conduct Rules of the National Association of Securities Dealers, Inc.

(g) You agree that you will maintain the registrations, qualifications and memberships referred to in paragraphs (a) and (f) in good standing and in full force and effect throughout the term of this Agreement if required by applicable law.

(h) You undertake to comply with respect to your offering of Class C Shares of the Fund to the public pursuant to this Agreement with all applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations thereunder and with the applicable rules of FINRA, and you will indemnify and hold us harmless against any liabilities (including costs of investigation and defense) to which we become subject in respect of your breach of this Section 6 unless it is as a result of our negligence or willful misconduct.

 7. Termination. Either party to this Agreement may cancel this Agreement at any time by 10 days’ prior written notice to the other party. Such cancellation shall be effective upon receipt of such notice. In addition, this Agreement shall terminate automatically upon its attempted assignment, except in the event of the merger or sale of all or substantially all of Authorized Dealer’s assets, or upon: (i) the happening of any event that terminates the Fund’s Distribution Agreement with us; (ii) termination or suspension of Authorized Dealer’s registration with the SEC; (iii) termination or suspension of Authorized Dealer’s membership with FINRA; or (iv) termination or suspension of Authorized Dealer’s license to do business by any state or other jurisdiction. You agree to notify us promptly in writing of any such action or event.

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 8. Representations to Survive. The agreements, representations, warranties and other statements set forth in or made pursuant to this Agreement will remain in full force and effect, to the extent permitted by applicable law, regardless of any investigation made by or on behalf of us or any Authorized Dealer. The provisions of Sections 1(d), 1(f), 1(g), 2(b), 3(a)(i)-(ii), 3(b), 4, 5, 6 and 8 of this Agreement shall survive the offer and sale of the Class C Shares of the Fund, to the extent permitted by applicable law, and the termination or cancellation of this Agreement.

 9. No Association or Agency. Nothing herein contained shall be considered to establish an exclusive arrangement or constitute us partners with you or with any other Authorized Dealer. We and you hereby elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Code and agree not to take any position inconsistent with that election.

Except as provided in Section 1(e), neither party hereto shall be, act as, or represent itself as, the agent or representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of, or on behalf of, the other party. This Agreement is not intended to, and shall not, create any rights against either party hereto by any third party solely on account of this Agreement. Neither party hereto shall use the name of the other party in any manner without the other party’s prior written consent, except as required by any applicable federal or state law, rule or regulation, and except pursuant to any promotional programs mutually agreed upon in writing by the parties hereto.

10. Notices. Notices hereunder shall be deemed to have been duly given if delivered by hand, email or facsimile (a) if to you, at your address, email or facsimile number set forth below and (b) if to us, to SQN Securities, LLC, 100 Wall Street, 28th floor, New York, NY 10005, Attention: Legal Department, email: legal@sqnsecurities.com or, in each case, such other address as may be notified to the other party.

 11. Amendments. We may modify this Agreement at any time by written agreement with you. The first order placed by you subsequent to your receipt of such notice shall be deemed acceptance by you of the modification described in such notice.

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 12. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws.

 13. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or any breach thereof, shall be settled by arbitration in accordance with the Rules of FINRA. Such arbitration shall be commenced within one year after the cause of action forming the basis of the controversy or claim accrued. The arbitration shall be conducted before three arbitrators, all of whom shall be from the securities industry. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

 14. Important Information. In accordance with government regulations, financial institutions are required to obtain, verify, and record information that identifies each person or entity that opens an account. When the Authorized Dealer opens an account, the Fund will ask for your name, address, identification number and other information that will allow us to identify the customer. The Fund may also ask to see government-issued identifying documents.

Please confirm your agreement by signing and returning to us the two enclosed duplicate copies of this Agreement. Upon our acceptance hereof, the Agreement shall constitute a valid and binding contract between us. After our acceptance, we will deliver to you one fully executed copy of this Agreement.

 15. No Lien or Security Interest. Distributor and Authorized Dealer understand that funds held in the name of Authorized Dealer are held by Authorized Dealer for the exclusive benefit of customers. Notwithstanding any provision herein to the contrary, Distributor agrees that no funds or assets received from or held by Authorized Dealer shall be subject to any right to set off, charge, security interest, lien, or claim of any kind in favor of Distributor, Company, or any Fund or any person claiming through them. No charges or debts Distributor may claim from Authorized Dealer may be paid from such customer funds.

Very truly yours,

SQN Securities, LLC

By:
Name:
Title:

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Agreed and Acknowledged:

[DEALER]

By:
Name:
Title:
Date:

Address:

Fax:

Email:

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EXHIBIT A

SELLING DEALER:

ANNUAL CERTIFICATION

 For Bank Secrecy Act/Anti-Money Laundering and Office of Foreign Asset Control

In compliance with the requirements of the Bank Secrecy Act, the USA PATRIOT Act of 2001 and applicable state law regarding anti-money laundering (collectively, the “AML Acts”), Selling Dealer attests and affirms that it has adopted an anti-money laundering policy and maintains an anti-money laundering program designed to verify: (i) the identity of its clients; (ii) the beneficial owners of its clients’ investments; and (iii) the sources of funds used by its clients for investment in securities.

The undersigned hereby certifies that the Selling Dealer’s Anti-Money Laundering Program is regularly reviewed and is compliant with the requirements of the AML Acts.

The most recent AML review was:

Completed on		; and

Performed by:	Name:

Title:

Company:

By signing below, the undersigned hereby certifies that, to the best of their knowledge, the above statements are true, accurate and complete.

Date:

By:

Name:

Title:	Chief Compliance Officer

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